                         LIQUID INSTITUTIONAL RESERVES

     MONEY MARKET FUND GOVERNMENT SECURITIES FUND TREASURY SECURITIES FUND

            1285 AVENUE OF THE AMERICAS . NEW YORK, NEW YORK 10019

Professionally managed money market funds seeking:

  . High Current Income
  . High Liquidity
  . Preservation of Capital

Money Market Fund, Government Securities Fund and Treasury Securities Fund are series of Liquid Institutional Reserves, a Massachusetts business trust ("Trust"). Each Fund offers two separate classes of shares--Institutional shares and Financial Intermediary shares. Institutional shares are available for purchase primarily by institutional investors. Financial Intermediary shares are available for purchase by banks and other financial intermediaries for the benefit of their customers.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated September 1, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC"or "Commission"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll free 1-888-LIR-FUND. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

AN INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.



             Not FDIC insured. May lose value. No bank guarantee.


-------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      PROSPECTUS DATED SEPTEMBER 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Highlights.................................................................   3
Financial Highlights.......................................................   8
Investment Objectives and Policies.........................................  10
Purchases..................................................................  13
Exchanges..................................................................  14
Redemptions................................................................  15
Valuation of Shares........................................................  15
Dividends and Taxes........................................................  16
Management.................................................................  16
Financial Intermediaries...................................................  17
Performance Information....................................................  18
General Information........................................................  18

                                   HIGHLIGHTS

  See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:          Professionally managed money market funds. The Funds are
                    designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others.

                    Each Fund offers investors the choice of investing in two separate classes of shares.

                    . Institutional shares are available for purchase primarily by institutional investors.

                    . Financial Intermediary shares are available for purchase solely by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees payable by the Funds to those financial intermediaries for certain services they provide to the beneficial owners of those shares.

                    See "Purchases," "Redemptions," "Financial Intermediaries" and "Valuation of Shares."

Investment
 Objectives and
 Policies:          The investment objective of each Fund is to earn high
                    current income to the extent consistent with the preservation of capital and the maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. Each Fund seeks to meet this objective by following different investment policies:

                    Money Market Fund invests in high quality money market instruments.

                    Government Securities Fund invests in short-term U.S. government securities, the interest income from which is generally exempt from state and local income taxation.

                    Treasury Securities Fund invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States. The interest from these investments is generally exempt from state and local income taxation.

Net Assets at       Money Market Fund--$1.5 billion
 July 31, 1998:     Government Securities Fund--$90.1 million
                    Treasury Securities Fund--$178.8 million

Distributor and
 Investment
 Adviser:           PaineWebber Incorporated ("PaineWebber"). See "Management."


Sub-Adviser:        Mitchell Hutchins Asset Management Inc. ("Mitchell
                    Hutchins"). See "Management."

Purchases:          Shares may be purchased through PaineWebber, its
                    correspondent firms or through First Data Investor Services
                    Group, Inc., the Funds' transfer agent ("Transfer Agent").
                    See "Purchases."

Redemptions:        Shares may be redeemed through PaineWebber, its
                    correspondent firms or the Transfer Agent. See
                    "Redemptions."

Dividends:          Declared daily and paid monthly. All dividends are
                    automatically paid in Fund shares unless the shareholder elects instead to have dividends transmitted by federal funds wire to either a designated bank account or PaineWebber account. See "Dividends and Taxes."


Minimum Initial     $1,000,000 for Money Market Fund and Government Securities
 Purchase:          Fund (or in a combination of both) and $250,000 for
                    Treasury Securities Fund; no minimum for subsequent purchases. (Financial intermediaries may establish different minimums for their customers who purchase shares through them.)

Public Offering     Net asset value, which each Fund seeks to maintain at $1.00
 Price:             per share.

  WHO SHOULD INVEST. The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. These institutions include corporations, banks, trust companies, insurance companies, investment counsellors, pension funds, employee benefit plans, professional firms, trusts, estates and educational, religious and charitable organizations. See "Purchases" and "Management."

  RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. While the types of money market securities in which each Fund invests generally are considered to have low risk of loss of principal or interest, these securities are not completely risk free. In addition, during periods when interest rates are declining or rising, a Fund's yield will tend to lag behind prevailing short-term market rates. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. See "Investment Objectives and Policies" for more information about these and other risk factors.

  EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                               GOVERNMENT SECURITIES FUND
                                                                                                           AND
                                                                        MONEY MARKET FUND       TREASURY SECURITIES FUND
                                                                   --------------------------- ---------------------------
                                                                                   FINANCIAL                   FINANCIAL
                                                                   INSTITUTIONAL INTERMEDIARY  INSTITUTIONAL INTERMEDIARY
                                                                      SHARES        SHARES        SHARES       SHARES**
                                                                   ------------- ------------- ------------- -------------
Management Fees (after fee waivers)..............................          0.20%         0.20%         0.20%         0.20%
Other Expenses:
 Shareholder Servicing Fees......................................   0.00%         0.25%         0.00%         0.25%
 Miscellaneous Expenses (after reimbursements)...................   0.09%         0.09%         0.10%         0.10%
Total Other Expenses (after reimbursements)......................          0.09%         0.34%         0.10%         0.35%
                                                                          ------        ------        ------        ------
Total Operating Expenses (after fee waivers and reimbursements)..          0.29%         0.54%         0.30%         0.55%
                                                                          ======        ======        ======        ======

                      EXAMPLE OF EFFECT OF FUND EXPENSES*

  An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund
  Institutional shares..........................  $ 3     $ 9     $16     $37
  Financial Intermediary shares.................  $ 6     $17     $30     $68
Government Securities Fund
  Institutional shares..........................  $ 3     $10     $17     $38
  Financial Intermediary shares.................  $ 6     $18     $31     $69
Treasury Securities Fund
  Institutional shares..........................  $ 3     $10     $17     $38
  Financial Intermediary shares.................  $ 6     $18     $31     $69

  This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs, and the extent to which PaineWebber waives fees or reimburses a Fund for expenses.

                                                   (footnotes on following page)

(footnotes from previous page)

   *Information in the expense table and the example reflect an agreement by PaineWebber and Mitchell Hutchins to waive 0.05% of the management fees and to reduce or otherwise limit the expenses of each Fund, on an annualized basis, to 0.30% and 0.55% of each Fund's average daily net assets for Institutional shares and Financial Intermediary shares, respectively. In the absence of this agreement, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total operating expenses, stated as a percentage of average net assets, would have been 0.34%, 0.59% and 0.47%, respectively, for Institutional shares and 0.59%, 0.84% and 0.72%, respectively, for Financial Intermediary shares. Without this agreement, under the assumptions set forth in the example above, the expenses on a $1,000 investment in Money Market Fund, Government Securities Fund and Treasury Securities Fund at the end of one, three, five and ten years would have been $3, $11, $19 and $43; $6, $19, $33 and $74; and $15, $15, $26 and $59, respectively, for Institutional shares and would have been $6, $19, $33 and $74; $9, $27, $47 and $104; and $7, $23, $40
and $89, respectively, for Financial Intermediary shares. PaineWebber and Mitchell Hutchins do not anticipate that they will waive fees or reimburse expenses in the current fiscal year, except to the extent necessary to comply with the fee waiver and total expense limitation agreement described above.
  **No Financial Intermediary shares were outstanding during the last fiscal year of Government Securities Fund and Treasury Securities Fund. "Miscellaneous Expenses" for the Financial Intermediary shares of these two Funds have been estimated.

                      (This Page Intentionally Left Blank)

FINANCIAL HIGHLIGHTS
  The following tables provide investors with selected data and ratios for one share of each class of shares outstanding for each Fund for each of the peri-ods shown. Financial Intermediary shares were not outstanding during the fis-cal year ended April 30, 1998 for Government Securities Fund or Treasury Secu-rities Fund and were outstanding for only limited periods of time prior to that fiscal year for Money Market Fund and Government Securities Fund. This information is supplemented by the financial statements, accompanying notes and the unqualified report of Ernst & Young LLP, independent auditors, which appear in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1998 and are incorporated by reference into the Statement of Addi-tional Information. The Funds' Annual Report to Shareholders may be obtained without charge by calling 1-888-LIR-FUND. The financial statements and notes, as well as the information in the tables below, relating to the fiscal years ended April 30, 1998, 1997 and 1996, have been audited by Ernst & Young LLP. The financial information for periods prior to 1996 was audited by another in-dependent accounting firm, whose reports thereon were unqualified.

                                                                             MONEY MARKET FUND
                        ------------------------------------------------------------------------------
                                                  INSTITUTIONAL SHARES
                        ------------------------------------------------------------------------------
                                           FOR THE YEARS ENDED                          FOR THE PERIOD
                                                APRIL 30,                               JUNE 3, 1991+
                        --------------------------------------------------------------        TO
                           1998        1997       1996     1995++     1994      1993    APRIL 30, 1992
                        ----------  ----------  --------  --------  --------  --------  --------------
Net asset value,
 beginning of
 period.........         $   1.00    $   1.00   $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                        ----------  ----------  --------  --------  --------  --------     --------
Net investment
 income.........             0.054       0.052     0.055     0.048     0.030     0.031        0.044
Net realized
 losses from
 investment
 transactions...               --          --        --     (0.008)      --        --           --
                        ----------  ----------  --------  --------  --------  --------     --------
Net increase
 from investment
 operations.....             0.054       0.052     0.055     0.040     0.030     0.031        0.044
                        ----------  ----------  --------  --------  --------  --------     --------
Dividends from
 net investment
 income.........            (0.054)     (0.052)   (0.055)   (0.048)   (0.030)   (0.031)      (0.044)
                        ----------  ----------  --------  --------  --------  --------     --------
Distributions
 from net
 realized gain
 from investment
 transactions...            (0.000)        --        --        --        --        --           --
                        ----------  ----------  --------  --------  --------  --------     --------
Total dividends
 and
 distributions
 to
 shareholders...            (0.054)     (0.052)   (0.055)   (0.048)   (0.030)   (0.031)      (0.044)
                        ----------  ----------  --------  --------  --------  --------     --------
Contribution to
 capital from
 predecessor
 adviser (1)....               --          --        --      0.008       --        --           --
                        ----------  ----------  --------  --------  --------  --------     --------
Net asset value,
 end of period..         $   1.00    $   1.00   $  1.00   $  1.00   $  1.00   $  1.00      $  1.00
                        ==========  ==========  ========  ========  ========  ========     ========
Total investment
 return (2).....             5.52%       5.33%     5.61%     4.91%     3.03%     3.16%        4.52%
                        ==========  ==========  ========  ========  ========  ========     ========
Ratios/Supplemental
 Data:
Net assets, end
 of period
 (000's)........        $1,591,789  $1,246,799  $421,878  $220,844  $254,281  $385,618     $335,868
Expenses to
 average net
 assets net of
 waivers/reimbursements
 from adviser...             0.29%       0.25%     0.31%     0.35%     0.33%     0.34%        0.30%*
Expenses to
 average net
 assets before
 waivers/reimbursements
 from adviser...             0.34%       0.30%     0.37%     0.37%     0.33%     0.36%        0.41%*
Net investment
 income to
 average net
 assets net of
 waivers/reimbursements
 from adviser...             5.38%       5.24%     5.47%     4.68%     2.96%     3.13%        4.76%*
Net investment
 income to
 average net
 assets before
 waivers/
 reimbursements
 from adviser...             5.33%       5.19%     5.41%     4.66%     2.96%     3.11%        4.65%*
                                 FINANCIAL INTERMEDIARY SHARES**
                        --------------------------------------------------
                                                           FOR THE PERIOD
                         FOR THE PERIOD       FOR THE      MARCH 17, 1994+
                        JANUARY 14, 1998+    YEAR ENDED          TO
                        TO APRIL 30, 1998 APRIL 30, 1995++ APRIL 30, 1994
                        ----------------- ---------------- ---------------
Net asset value,
 beginning of
 period.........            $  1.00           $ 1.00           $ 1.00
                        ----------------- ---------------- ---------------
Net investment
 income.........               0.015            0.027            0.004
Net realized
 losses from
 investment
 transactions...                 --               --               --
                        ----------------- ---------------- ---------------
Net increase
 from investment
 operations.....               0.015            0.027            0.004
                        ----------------- ---------------- ---------------
Dividends from
 net investment
 income.........              (0.015)          (0.027)          (0.004)
                        ----------------- ---------------- ---------------
Distributions
 from net
 realized gain
 from investment
 transactions...                 --               --               --
                        ----------------- ---------------- ---------------
Total dividends
 and
 distributions
 to
 shareholders...              (0.015)          (0.027)          (0.004)
                        ----------------- ---------------- ---------------
Contribution to
 capital from
 predecessor
 adviser (1)....                 --               --               --
                        ----------------- ---------------- ---------------
Net asset value,
 end of period..            $  1.00           $ 1.00           $ 1.00
                        ================= ================ ===============
Total investment
 return (2).....               1.51%            3.10%            0.37%
                        ================= ================ ===============
Ratios/Supplemental
 Data:
Net assets, end
 of period
 (000's)........            $ 16,302              --           $ 9,000
Expenses to
 average net
 assets net of
 waivers/reimbursements
 from adviser...               0.54%*           0.60%*           0.58%*
Expenses to
 average net
 assets before
 waivers/reimbursements
 from adviser...               0.59%*           0.62%*           0.58%*
Net investment
 income to
 average net
 assets net of
 waivers/reimbursements
 from adviser...               5.13%*           4.17%*           2.93%*
Net investment
 income to
 average net
 assets before
 waivers/
 reimbursements
 from adviser...               5.07%*           4.15%*           2.93%*

-------
  + Issuance of shares.
 ++ Sub-advisory functions for the Fund were transferred from Kidder Peabody
    Asset Management, Inc. to Mitchell Hutchins on January 30, 1995.
  * Annualized
 ** For the period May 1, 1997 to January 13, 1998, for the years ended April
    30, 1996 and 1997 and for the period December 24, 1994 to April 30, 1995 there were no outstanding Financial Intermediary shares of Money Market Fund. For the years ended April 30, 1996, 1997 and 1998 and for the period from March 22, 1995 to April 30, 1996 there were no outstanding Financial Intermediary shares of Government Securities Fund.
(1) Kidder Peabody Asset Management, Inc., the Funds' predecessor investment adviser and administrator, purchased certain of Money Market Fund's and Government Securities Fund's variable rate securities on July 6, 1994 at prices equal to the securities' amortized cost plus accrued and unpaid in-terest. Since the purchases were made at prices above the securities' cur-rent fair value, the Funds recorded a contribution to capital.
(2) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

                            GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                                            FINANCIAL
                                                                           INTERMEDIARY
                       INSTITUTIONAL SHARES                                  SHARES**
------------------------------------------------------------------------ ----------------
                FOR THE YEARS ENDED                       FOR THE PERIOD  FOR THE PERIOD
                     APRIL 30,                            JUNE 3, 1991+   JULY 12, 1994+
--------------------------------------------------------        TO              TO
  1998      1997      1996    1995++    1994      1993    APRIL 30, 1992 APRIL 30, 1995++
--------  --------  --------  -------  -------  --------  -------------- ----------------
 $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00    $ 1.00       $ 1.00         $ 1.00
--------  --------  --------  -------  -------  --------     --------        -------
   0.052     0.051     0.053    0.048    0.029     0.031        0.044          0.032
     --        --      0.001   (0.008)     --        --           --             --
--------  --------  --------  -------  -------  --------     --------        -------
   0.052     0.051     0.054    0.040    0.029     0.031        0.044          0.032
--------  --------  --------  -------  -------  --------     --------        -------
  (0.052)   (0.051)   (0.054)  (0.047)  (0.029)   (0.031)      (0.044)        (0.032)
--------  --------  --------  -------  -------  --------     --------        -------
--------  --------  --------  -------  -------  --------     --------        -------
--------  --------  --------  -------  -------  --------     --------        -------
     --        --        --     0.007      --        --           --             --
--------  --------  --------  -------  -------  --------     --------        -------
 $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00    $ 1.00       $ 1.00         $ 1.00
========  ========  ========  =======  =======  ========     ========        =======
   5.32%     5.20%     5.50%    4.61%    2.97%     3.13%        4.46%          3.31%
========  ========  ========  =======  =======  ========     ========        =======
$100,140  $106,843  $ 43,770  $54,903  $84,209  $102,611     $144,853            --
   0.30%     0.30%     0.32%    0.35%    0.35%     0.34%        0.30%*         0.60%*
   0.59%     0.53%     0.56%    0.47%    0.37%     0.36%        0.41%*         0.72%*
   5.21%     5.09%     5.52%    4.75%    2.95%     3.11%        4.63%*         4.58%*
   4.91%     4.86%     5.28%    4.63%    2.93%     3.09%        4.52%*         4.46%*
                            GOVTREASURY SECURITIES FUNDERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------
                       INSTITUTIOINSTITUTIONAL SHARESNAL SHARES
----------------------------------------------------------------------------------
                FOR THE YEFOR THE YEARS ENDEDARS ENDED              FOR THE PERIOD
                     APRIL 30, APRIL 30,                             DECEMBER 6,
-------------------------------------------------------------------    1991+ TO
  1998      1998      1997     1996     1995++    1994      1993    APRIL 30, 1992
--------- --------- --------- -------- --------- -------- --------- --------------
 $ 1.00    $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00    $ 1.00       $ 1.00
--------- --------- --------- -------- --------- -------- --------- --------------
   0.052     0.051     0.049    0.048     0.049    0.028     0.029        0.016
     --        --        --     0.003    (0.002)     --        --           --
--------- --------- --------- -------- --------- -------- --------- --------------
   0.052     0.051     0.049    0.051     0.047    0.028     0.029        0.016
--------- --------- --------- -------- --------- -------- --------- --------------
  (0.052)   (0.051)   (0.049)  (0.051)   (0.047)  (0.028)   (0.029)      (0.016)
--------- --------- --------- -------- --------- -------- --------- --------------
--------- --------- --------- -------- --------- -------- --------- --------------
--------- --------- --------- -------- --------- -------- --------- --------------
     --        --        --       --        --       --        --           --
--------- --------- --------- -------- --------- -------- --------- --------------
 $ 1.00    $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00    $ 1.00       $ 1.00
========= ========= ========= ======== ========= ======== ========= ==============
   5.32%     5.23%     5.02%    5.23%     4.75%    2.87%     2.89%        1.62%
========= ========= ========= ======== ========= ======== ========= ==============
$100,140  $179,708  $ 65,893  $19,624  $ 23,762  $38,602  $  8,064     $ 15,003
   0.30%     0.30%     0.30%    0.32%     0.22%    0.18%     0.33%        0.06%*
   0.59%     0.47%     0.72%    0.94%     0.84%    0.76%     1.10%        2.05%*
   5.21%     5.09%     4.97%    5.71%     5.51%    3.66%     3.65%        5.88%*
   4.91%     4.92%     4.56%    5.09%     4.89%    3.08%     2.88%        3.89%*

INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of each Fund is to earn high current income to the extent consistent with the preservation of capital and the maintenance of li-quidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. Each Fund seeks to meet this objective by following different investment policies.

  Each Fund seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less. All securities in which each Fund invests have or are deemed to have remaining maturities of 397 days or less on the date of purchase.

MONEY MARKET FUND

  Money Market Fund invests in high quality, short-term, U.S. dollar-denomi-nated money market instruments of U.S. and foreign issuers. These instruments include government securities, obligations of banks, commercial paper and other short-term obligations issued by corporations, partnerships, trusts or other entities, corporate bonds and notes, variable and floating rate securi-ties, variable amount master demand notes, and participation interests or re-purchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in securities held by others.

  The U.S. government securities in which Money Market Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Associa-tion certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are sup-ported primarily or solely by specific pools of assets and the creditworthi-ness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Associa-
tion).

  Money Market Fund may invest in obligations (including certificates of de-posit, bankers' acceptances and similar obligations) of U.S. and foreign banks having total assets in excess of $1.5 billion at the time of purchase. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associ-ations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less.

  The securities purchased by Money Market Fund consist only of obligations that are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one NRSRO has assigned the obligation a short-term rating. The Fund also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or un-conditional demand features) or the issuer of the guarantee to determine whether the security is eligible for purchase. First Tier Securities also in-clude unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund gen-erally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agen-cies and instrumentalities).

GOVERNMENT SECURITIES FUND

  Government Securities Fund invests in U.S. government securities, the inter-est income from which is generally exempt from state and local income taxa-tion. The Fund intends to emphasize investments in securities eligible for this exemption in the maximum number of states. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks Funding Corp. and SLM Holding Corp. (formerly known as the Student Loan Marketing Associa-tion). The Fund seeks to invest substantially all of its assets in securities with these characteristics. Under extraordinary circumstances, however, such as when securities with those characteristics are unavailable at prices deemed reasonable by Mitchell Hutchins, the Fund may temporarily hold cash or invest in other U.S. government securities, such as GNMAs and those issued by Freddie Mac, also known as the Federal Home Loan Mortgage Corporation, and the Small

Business Administration. The Fund will not enter into repurchase agreements.

  Each investor should consult its own tax advisor to determine whether dis-tributions from Government Securities Fund derived from interest on its port-folio securities are exempt from state income taxation in the investor's own state.

TREASURY SECURITIES FUND

  Treasury Securities Fund invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States. The interest income on these securities is generally exempt from state and local income taxation. The Fund will not enter into repurchase agreements.

OTHER INVESTMENT POLICIES AND RISK FACTORS

  U.S. GOVERNMENT SECURITIES. Money Market Fund may also acquire custodial re-ceipts that evidence ownership of future interest payments, principal payments or both that have been "stripped" from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including "Treasury In-vestment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Trea-sury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest com ponents are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that interests in "stripped" U.S. government securities that are not part of the STRIPS program are not U.S. government securities.

  COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The Fund may also purchase non-convertible debt obligations with no more than 397 days remaining to maturity at the time of purchase. Short-term obligations issued by trusts or special purpose entities may include cer-tificates or notes that represent participations in or are backed by pools of mortgages or credit card, automobile or other types of receivables or finan-cial assets.

  VARIABLE AND FLOATING RATE SECURITIES. Money Market Fund and Government Securities Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if they are subject to a demand feature exercisable within 13 months or less. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. A demand feature gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the amortized cost of the security plus accrued interest prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

  VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by Money Market Fund may include variable amount master demand notes, which are unsecured re-deemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the par-ties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may or may not be rated.

  REPURCHASE AGREEMENTS. Money Market Fund may enter into repurchase agree-ments with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Repurchase agreements are transactions in which the Fund purchases obligations from banks, securi-ties dealers or their respective affiliates and simultaneously commits to re-sell the obligations to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regu-lar custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

  Repurchase agreements carry certain risks not associated with direct invest-ments in securities, including possible decline in the market value of the un-derlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the counterparty or a guarantor becomes insolvent, Money Market Fund may suffer delays, costs and possible losses in connection with the disposition of the collateral. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

  PURCHASE AND SALE TRANSACTIONS. Each Fund may enter into simultaneous pur-chase and sale transactions. Upon entering into the transaction, the other party agrees to buy from the Fund the same or a security similar to that it is selling, at a mutually agreed upon time and price, thereby determining the yield during the term of the transaction. In purchase and sale transactions, a Fund earns interest on the underlying security during the period it is held by the Fund and may also experience a gain or loss upon the resale of the securi-ty. If the other party were to default on its obligation, and the security were sold for a lesser amount, a Fund would realize a loss.

  FOREIGN SECURITIES. Money Market Fund's investments in U.S. dollar-denomi-nated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable polit-ical and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental re-strictions that might affect the payment of principal or interest on the Fund's portfolio securities. Additionally, there may be less publicly avail-able information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

  RISKS OF MONEY MARKET INSTRUMENTS. While the types of money market instru-ments in which each Fund invests generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal on its obligations for many reasons, including adverse changes in its own financial condition or in economic conditions generally.

  During periods when interest rates are declining or rising, a Fund's yield will tend to lag behind prevailing short-term market rates. This means that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising in-terest rates its yield generally will be somewhat lower. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments that produce lower yields than the balance of its portfolio, thereby reducing its yield. In peri-ods of rising interest rates the opposite can be true.

  LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its securities to quali-fied broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets. Lending securities enables the Funds to earn addi-tional income, but could result in a loss or delay in recovering these securi-ties.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in il-liquid securities. These include repurchase agreements maturing in more than seven days and securities whose disposition is restricted under the federal securities laws, other than those that Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. The Funds do not con-sider securities that are eligible for resale under SEC Rule 144A to be illiq-uid if Mitchell Hutchins has determined them to be liquid in accordance with procedures approved by the board.

  WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a "when-issued" or forward commitment basis, that is, for delivery beyond the normal settle-ment date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security pur-chased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

  OTHER INVESTMENT POLICIES. Each Fund may borrow money from banks for tempo-rary purposes in an aggregate amount not exceeding 33 1/3% of the value of its total assets. The costs associated with borrowing money may reduce a Fund's net investment income. Money Market Fund may invest up to 10% of its total as-sets in the securities of other money market funds.

  A Fund's investments in securities with remaining maturities in excess of 13 months, such as variable and floating rate securities and variable amount mas-ter demand notes, must comply with conditions established by the SEC under which these securities may be considered to have remaining maturities of 13 months or less.

  In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the weighted average maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling se-curities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

  New forms of money market instruments continue to be developed. Each Fund may invest in such instruments to the extent consistent with its investment objective.

  A Fund's investment objective may not be changed without the approval of its shareholders. Certain other investment limitations, as described in the State-ment of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, a Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to that Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on a Fund.

PURCHASES

  The Funds accept the settlement of purchase orders only in available federal funds. ("Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of an-other bank in one day and thus may be made immediately available to a Fund through its custodian.)

  Each Fund offers investors the choice of investing in two separate classes of shares--Institutional shares and Financial Intermediary shares. Institu-tional shares in each Fund are available for purchase by institutional invest-ors, and, at the discretion of PaineWebber, for purchase by individuals or other entities. Financial Intermediary shares in each Fund are available for purchase only by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees pay-able by the Fund to those financial intermediaries for certain services they provide to the beneficial owners of these shares.

  The minimum initial investment is $1,000,000 in Money Market Fund or Govern-ment Securities Fund (or in a combination of both) and $250,000 in Treasury Securities Fund. These minimums may be waived at the discretion of PaineWebber or the Trust. Financial intermediaries purchasing shares for the accounts of their customers may set a higher or lower minimum for their customers, pro-vided that when their customers' shareholdings are aggregated, the above noted minimum investment levels are met. There is no minimum subsequent investment, except that certain financial intermediaries may establish minimums for subse-quent investments by their customers. Investors interested in purchasing Fi-nancial Intermediary shares should consult their financial institutions concerning any initial or subsequent minimum investment requirements.

  Shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next determined after receipt and acceptance of a pur-chase order by the Transfer Agent, subject to timely receipt of federal funds as provided below. An investor can place a purchase order up until 2:30 p.m. (Eastern time) for Money Market Fund and 12:00 noon (Eastern time) for Govern-ment Securities Fund and Treasury Securities Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or correspondent firm who must then relay the order to the Transfer Agent by the times noted above. For the purchase of Fund shares to be effected on that Business Day, the investor must wire federal funds to the Trust's bank account and that wire must be credited to that bank account by a Federal Reserve Bank on that Busi-ness Day. Otherwise, the order will be executed as of such times on the fol-lowing Business Day if federal funds have been received on that Business Day. Purchase orders may be initiated by any authorized party on the account, in-cluding the shareholder's PaineWebber Investment Executive. A "Business Day" is any day on which the Massachusetts offices of the Trust's custodian, State Street Bank and Trust Company ("Custodian"), and the Transfer Agent, and the New York City offices of PaineWebber and PaineWebber's bank are all open for business.

  The Trust and PaineWebber reserve the right to reject any purchase order and to suspend the offering of the Funds shares for a period of time.

  The availability of Fund shares to customers of PaineWebber's correspondent firms may vary depending on the arrangements between PaineWebber and such firms.

  Investors who are purchasing shares should instruct their banks to transfer federal funds by wire. Wire transfers should be directed to:

        Mitchell Hutchins Institutional Funds c/o The Bank of New York

                            CR DDA A/C #8900337516
                              FFC PW A/C #
             [insert PaineWebber account name and account number]
                                ABA #021000018

  Unless the investor otherwise specifies, all shares purchased will be Insti-tutional shares.

  REMOTE TRADE ENTRY. At its discretion, the Trust may offer eligible institu-tional investors who meet certain conditions an electronic trade order entry
(RTE) capability. For more information on this option, please contact your PaineWebber Investment Executive or the Transfer Agent at 1-888-LIR-FUND. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

EXCHANGES

  Shareholders may exchange shares of one Fund for shares of the same class of Money Market Fund, Government Securities Fund or Treasury Securities Fund or Mitchell Hutchins LIR Select Money Fund (which has a $10,000,000 minimum for initial purchases, including through exchanges, and a $100,000 minimum for subsequent purchases) based on the next determined net asset value per share. Exchange orders are accepted up until 12:00 noon (Eastern time) for each Fund (2:30 p.m., Eastern time, for exchanges from Money Market Fund into Mitchell Hutchins LIR Select Money Fund). Exchange orders received after these times are executed on the next Business Day. If a shareholder exchanges all his or her Fund shares, the dividends accrued on those shares for the month to date also will be invested in the shares of the other fund into which the exchange is made.

  Shareholders may place exchange orders by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an exchange order through a PaineWebber Investment Executive or correspondent firm, who must then relay the order to the Transfer Agent as noted above. Ex-change orders may be initiated by any authorized party on a shareholder's ac-count, including the shareholder's PaineWebber Investment Executive.

  Exchange transactions must meet the minimum initial investment of the new fund. There is no minimum for subsequent exchanges between fund accounts once they have been activated except as noted above.

  The exchange privilege may be modified or terminated at any time and, when required by SEC rules, on 60 days notice. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized.

REDEMPTIONS

  Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value per share next computed after the receipt of a redemption request in proper form by the Transfer Agent. Redemption or-ders are accepted each Business Day up until 2:30 p.m. (Eastern time) for Money Market Fund and up until 12:00 noon (Eastern time) for Government Secu-rities Fund and Treasury Securities Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or correspondent firm, who must then relay the order to the Transfer Agent by the times noted above. Re-demption orders may be initiated by any authorized party on a shareholder's account, including the shareholder's PaineWebber Investment Executive. Redemp-tion proceeds will be paid by federal funds wired to one or more of the bank accounts that have been designated by the shareholder, normally on the Busi-ness Day the redemption request is accepted. If a shareholder redeems all the shares owned, dividends accrued for the month to date will be paid in federal funds and wired at the same time to the bank account(s) designated by the shareholder.

  Redemption requests will be processed by the Transfer Agent and a wire will be initiated. However, receipt by the shareholder's designated bank account may be delayed if a Federal Reserve Bank is experiencing delays in transfers of funds. Neither a Fund nor the Transfer Agent is responsible for the perfor-mance of a shareholder's receiving bank or any of its intermediaries.

  A properly completed account application with signature guaranteed or other authentication acceptable to the Transfer Agent must be on file with the Transfer Agent before a redemption request can be processed. The application requires that the shareholder designate the bank account(s) or PaineWebber ac-count to which redemption proceeds should be wired. Any change in the account designated must be submitted in a form deemed acceptable by the Transfer Agent. If the information provided by a shareholder in a redemption request does not correspond to the information on the application, the Transfer Agent will not effect the transaction.

  ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about re-demption requirements should consult their PaineWebber Investment Executives, correspondent firms or the Transfer Agent at 1-888-LIR-FUND. Shareholders will earn dividends on redeemed shares up to (but not including) the day of redemp-tion. The redemption price may be more or less than the purchase price, de-pending on the market value of a Fund's portfolio; however, each Fund antici-pates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

  There is no minimum amount for redemptions.

  ADDITIONAL INFORMATION ON FINANCIAL INTERMEDIARY SHARES. Each Fund's shares are sold and redeemed without charge by the Fund. Financial intermediaries purchasing or holding Financial Intermediary shares for their customer ac-counts may charge customers for cash management and other services provided in connection with their accounts, including, for instance, account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to beneficial owners of Financial In-termediary shares will be lower than those on Institutional shares by the amount of fees paid by a Fund for services provided by financial intermediar-ies through which those shares are purchased and held. See "Financial Interme-diaries." A customer should consider the terms of his or her account with a financial intermediary before purchasing shares. A financial intermediary pur-chasing or redeeming shares on behalf of its customers is responsible for transmitting orders to the Transfer Agent in accordance with its customer agreements and the procedures noted above.

VALUATION OF SHARES

  Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of its investments and other assets minus its liabilities by the number of Fund shares outstanding. The net asset value per share for Money Market Fund is determined twice each Business Day at 12:00 noon and 2:30 p.m. (East-ern time). The net asset value per share for Government Securities Fund and Treasury Securities Fund is determined once each Business Day at 12:00 noon (Eastern time).

  Each Fund values its portfolio securities using the amortized cost method of valuation, un-der which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as deter-mined in good faith by or under the direction of the board.

DIVIDENDS AND TAXES

  DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares are entitled to receive dividends beginning on the date the purchase order is accepted; dividends are accrued to shareholder ac-counts daily and are paid on the last Business Day of the month or upon re-demption of a shareholder's entire Fund account. Dividends are automatically paid in additional Fund shares unless the shareholder elects instead to have dividends transmitted by federal funds wire to either a designated bank ac-count or PaineWebber account. A shareholder must notify the Transfer Agent in writing in a form deemed acceptable by the Transfer Agent at least two Busi-ness Days prior to the end of the month if the shareholder wishes to change this election with respect to a particular monthly dividend. Shares do not earn dividends on the day of redemption.

  Each Fund distributes its net short-term capital gain, if any, annually but may make more fre-quent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not an-ticipate payment of any long-term capital gain distributions. Dividends paid on both classes of shares are calculated at the same time and in the same man-ner. Dividends on Institutional shares are expected to be higher than those paid on Financial Intermediary shares because of the higher expenses borne by the Financial Intermediary shares.

  TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) that it distributes to its shareholders.

  Dividends from a Fund's investment company taxable income (whether paid in cash or in additional Fund shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds' dividends will not qualify for the dividends-received deduc-tion for corporations.

  Some states and localities exempt from their income taxes the portions of a Fund's dividends that are attributable to interest on U.S. Treasury securities and certain other U.S. government securities. Dividends attributable to earn-ings on repurchase agreements and securities loans are, as a general rule, not eligible for that exemption.

  Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Fund specifies the portions of their dividends that are attributable to interest on U.S. Treasury securities and other U.S. gov-ernment securities that is generally exempt from state and local income taxes.

  Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who (1) do not provide the Fund or PaineWebber with a correct taxpayer identification number or (2) otherwise are subject to backup withholding.

  ADDITIONAL INFORMATION. The foregoing is only a summary of some of the im-portant federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax con-siderations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

  The board, as part of its overall management responsibility, oversees vari-ous organizations responsible for the Funds' day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a con-tinuous investment program for each Fund and supervises all aspects of its op-erations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

  PaineWebber receives a monthly fee for these services. For the fiscal year ended April 30,

1998, the advisory and administration fees payable to PaineWebber by each Fund were equal to 0.25% of the Fund's average daily net assets. PaineWebber has undertaken to waive 0.05% of its fees and to maintain each Fund's total annual operating expenses at a level not exceeding 0.30% and 0.55% of the Fund's av-erage daily net assets annually for Institutional shares and Financial Inter-mediary shares, respectively. After PaineWebber's waiver of a portion of the fees and/or expense reimbursements for the fiscal year ended April 30, 1998, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total expenses for their Institutional shares represented 0.29%, 0.30% and 0.30%, respectively, of their average net assets, and Money Market Fund's total expenses for its Financial Intermediary shares represented 0.54% of its average net assets. No Financial Intermediary shares of the other Funds were outstanding during that period. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an an-nual rate of 50% of the fee received by PaineWebber from each Fund for advi-sory and administrative services.

  In accordance with procedures adopted by the Funds' board, each Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

  PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Ameri-cas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset man-agement subsidiary of PaineWebber, which is in turn wholly owned by Paine Web-ber Group Inc., a publicly owned financial services holding company. At July 31, 1998, PaineWebber or Mitchell Hutchins was investment adviser or sub-ad-viser to 32 registered investment companies with 69 separate portfolios and aggregate assets in excess of $40.5 billion.

  PaineWebber is the distributor of each Fund's shares.

FINANCIAL INTERMEDIARIES

  Financial intermediaries, such as banks and savings associations, may pur-chase Financial Intermediary shares for the accounts of their customers. The Trust has adopted a shareholder services plan ("Plan") with respect to Finan-cial Intermediary shares. PaineWebber implements the Plan on behalf of the Trust by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Interme-diary shares.

  Under the Plan, each Fund pays PaineWebber an annual fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under each service agreement, PaineWebber pays an identical fee to the financial in-termediary for providing the support services to its customers specified in the service agreement. These services, which are described in greater detail in the Statement of Additional Information under "Other Information--Financial Intermediaries," may include: aggregating and processing pur-chase and redemp-tion requests from customers and placing net purchase and redemption orders with PaineWebber; providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; processing dividend pay-ments on behalf of customers; providing information periodically to customers showing their positions in Financial Intermediary shares; arranging for bank wires; responding to customer inquiries relating to the services performed by the financial intermediary; providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information neces-sary for sub-accounting; forwarding shareholder communications from a Fund to customers, if required by law; and such other similar services as the Trust may reasonably request from time to time to the extent the financial interme-diary is permitted to do so under federal and state statutes, rules and regu-lations.

  Under the terms of the service agreements, financial intermediaries are re-quired to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Financial Intermediary shares. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with PaineWebber in connection with their investment. Financial intermediaries providing services to beneficial owners of Financial Inter-

                              MITCHELL HUTCHINS'

                         LIQUID INSTITUTIONAL RESERVES

                               MONEY MARKET FUND
                          GOVERNMENT SECURITIES FUND
                           TREASURY SECURITIES FUND

                               SEPTEMBER 1, 1998





INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                  PAINEWEBBER
                       (C)1998 PAINEWEBBER INCORPORATED


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